The Lincoln National Life Insurance Company

Lincoln Life Variable Annuity Account N

Rate Sheet Prospectus Supplement dated November 18, 2016

This Rate Sheet Prospectus Supplement (“Rate Sheet”) applies only if you’ve elected Lincoln Market Select® Advantage.  If you have not elected Lincoln Market Select® Advantage, this supplement does not apply to your annuity.  This supplement is for informational purposes and requires no action on your part.

This Rate Sheet provides the Guaranteed Annual Income rates and Guaranteed Income Benefit percentages that we are currently offering.  This Rate Sheet will replace and supersede any previously issued Rate Sheet(s), and must be retained with the current prospectus.

For new contractowners, the current Rate Sheet will be included with the prospectus. For existing contractowners, current Rate Sheets will be mailed to you with your quarterly statement. You can also obtain the most current Rate Sheet by contacting your registered representative, or online at LincolnFinancial.com.  This Rate Sheet has been filed with the Securities and Exchange Commission.

The rates below apply for applications and rider election forms signed between November 28, 2016 and January 13, 2017. The Guaranteed Annual Income rates may be different than those listed below for applications signed after January 13, 2017.
The initial Guaranteed Annual Income Amount is calculated when you elect the rider. If you take a withdrawal prior to the third Benefit Year anniversary (either a Guaranteed Annual Income withdrawal or an Excess Withdrawal), Table A will always be used to determine the Guaranteed Annual Income amount. As long as no withdrawals occur prior to the third Benefit Year anniversary, Table B will always be used.

Upon the first Guaranteed Annual Income withdrawal, the Guaranteed Annual Income rate will be based on your age (or the younger of you and your spouse under the joint life option) as of the date of that withdrawal, and thereafter may not change unless an Automatic Annual Step-up occurs.

Table A				Table B

Single Life GAI Rate		Joint Life GAI Rate		Single Life GAI Rate		Joint Life GAI Rate
Age	GAI Rate	Age	GAI Rate	Age	GAI Rate	Age	GAI Rate
55-58	2.50%	55-58	2.50%	55-58	3.50%	55-58	3.50%
59-64	3.00%	59-64	3.00%	59-64	4.00%	59-64	4.00%
65-69	4.00%	65-74	3.50%	65+	5.00%	65-74	4.50%
70+	5.00%	75+	5.00%			75+	5.00%

For example, assume you purchase Lincoln Market Select® Advantage (single life option) at age 60, and you take your first withdrawal at age 62. Since the withdrawal occurred prior to the third Benefit Year anniversary, Table A will be used to determine the Guaranteed Annual Income rate for this and all subsequent withdrawals, and the rate for your Guaranteed Annual Income will be 3.0%. If you took your second withdrawal and had an Automatic Annual Step-up at age 68, Table A still applies, and your Guaranteed Annual Income rate is increased to 4.0%. If you wait to take your first withdrawal on or after the third Benefit Year anniversary, Table B will be used to determine the Guaranteed Annual Income rate for all Guaranteed Annual Income withdrawals.

The Guaranteed Income Benefit percentages may be different than those listed below for applications signed after January 13, 2017.

The initial Guaranteed Income Benefit is established at the time the Guaranteed Income Benefit is elected. If you take a withdrawal (either a Guaranteed Annual Income withdrawal or an Excess Withdrawal) or begin receiving Regular Income Payments under i4LIFE® Advantage Guaranteed Income Benefit prior to the third Benefit Year anniversary, Table A will always be used to establish the Guaranteed Income Benefit. On or after the third Benefit Year anniversary, as long as no withdrawals occurred prior to the third Benefit Year anniversary, Table B will always be used.

i4LIFE® Advantage Select Guaranteed Income Benefit elections for Contractowners who transition from Lincoln Market Select® Advantage.

Initial GIB Percentage Table A				Initial GIB Percentage Table B

Single Life GIB Percentage		Joint Life GIB Percentage		Single Life GIB Percentage		Joint Life GIB Percentage
Age	GIB Percentage	Age	GIB Percentage	Age	GIB Percentage	Age	GIB Percentage
Under 40	1.50%	Under 40	1.50%	Under 40	2.50%	Under 40	2.50%
40-54	2.00%	40-54	2.00%	40-54	3.00%	40-54	3.00%
55-58	2.50%	55-58	2.50%	55-58	3.50%	55-58	3.50%
59-64	3.00%	59-69	3.00%	59-64	4.00%	59-69	4.00%
65-69	3.50%	70-74	3.50%	65-69	4.50%	70-74	4.50%
70-79	5.00%	75-79	5.00%	70-79	5.00%	75-79	5.00%
				80+	5.50%	80+	5.50%

In order to receive the percentages and rates indicated in this Rate Sheet, your application (or rider election form for existing Contractowners) must be signed and dated on or before the last day of the effective period noted above. We must receive your application or rider election form in Good Order within 10 days from the date you sign your application or rider election form, and the annuity must be funded within 60 calendar days.  Additional paperwork may be required if these conditions are not met and you still wish to purchase the annuity in order to receive the applicable rates in effect at that time.

Subject to the rules above, if the Guaranteed Annual Income rates and Guaranteed Income Benefit percentages that we are currently offering on the day the contract and/or rider is issued are higher than the rates we were offering on the date you signed your application or rider election form and neither rates have decreased, you will receive the higher set of rates.  If any rates have decreased when we compare the Guaranteed Annual Income rates and Guaranteed Income Benefit percentages that we are offering on the day you signed your application or rider election form to the set of rates that we are offering on the day your contract and/or rider is issued, your contract / rider will be issued with the set of rates that were in effect on the day you signed your application or rider election form, subject to meeting the rules above.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
Lincoln Life Variable Annuity Account N

Lincoln ChoicePlus AssuranceSM (Prime)

Supplement dated November 18, 2016 to the prospectus dated May 1, 2016, as supplemented

This supplement to the prospectus for your individual variable annuity contract describes Lincoln Market Select® Advantage, available for election on new contracts beginning November 28, 2016, and on existing contracts on an after January 9, 2017, or when available in your state. This supplement is for informational purposes and requires no action on your part unless you wish to elect Lincoln Market Select® Advantage.

OVERVIEW

Lincoln Market Select® Advantage is an optional rider that provides guaranteed, periodic withdrawals for your life (single life option) or for the lives of you and your spouse (joint life option), regardless of the investment performance of the contract, provided certain conditions are met. The amounts of the withdrawals are based upon specified percentages of an Income Base; the percentages are age-based and may increase over time. The percentages will vary, depending on when you take your first withdrawal.

In addition, Contractowners who have elected Lincoln Market Select® Advantage have the option to later transition to i4LIFE® Advantage Select Guaranteed Income Benefit. i4LIFE® Advantage is an optional Annuity Payout rider that provides periodic variable income payments for life, the ability to make withdrawals during a defined period of time (called the Access Period) and a Death Benefit during the Access Period. The Guaranteed Income Benefit is available for election at the time you elect i4LIFE® Advantage and provides a minimum payout floor. You cannot have both i4LIFE® Advantage and Lincoln Market Select® Advantage in effect on your contract at the same time.

If Lincoln Lifetime Income® Advantage (Managed Risk) is currently in effect on your contract, and you want to terminate your existing rider and elect Lincoln Market Select® Advantage, we are currently waiving the five-year holding period that is required before terminating a rider. Other than the termination of your current rider, and the waiver of the holding period, your contract will not change in any way. Any applicable existing or future surrender charges will continue to apply, as described in your contract and your contract prospectus. We are doing this as a customer service to you, and there is no financial incentive being provided to you, your registered representative, or to anyone else if you decide to terminate your existing Lincoln Lifetime Income® Advantage (Managed Risk) rider and elect Lincoln Market Select® Advantage.
In general, anytime you terminate a rider, you lose all value in that rider. If you decide to drop your Lincoln Lifetime Income® Advantage (Managed Risk) rider and elect Lincoln Market Select® Advantage, your current Income Base will terminate without value. In other words, you cannot transfer your current Income Base over to Lincoln Market Select® Advantage. Your initial Income Base under Lincoln Market Select® Advantage will be equal to the Contract Value on the effective date of the Lincoln Market Select® Advantage rider. The Income Base is in an amount used to calculate the rider charge, and the Guaranteed Income Benefit under the i4LIFE® Advantage Select Guaranteed Income Benefit at a later date. You should carefully compare the features and benefits provided by your existing rider to the features and benefits provided by Lincoln Market Select® Advantage before making your decision. Lincoln Market Select® Advantage does not include all the same features, and it may not provide the same level of guarantee. You should also compare the fees and charges of each rider. If you have any questions about terminating your Lincoln Lifetime Income® Advantage (Managed Risk) rider and electing Lincoln Market Select® Advantage, you should contact your registered representative or call us at the number listed on the first page of your prospectus.

DESCRIPTION OF CHANGES

The following discussion describes changes that are incorporated into the specified sections of your prospectus.

Expense Tables – The following entry is added to Expense Table A under Optional Living Benefit Rider Charges:
	Single Life	Joint Life
Lincoln Market Select® Advantage*
Guaranteed Maximum Annual Charge ……………………………………..	2.25%	2.45%
Current Initial Annual Charge ………………………………………………..	1.25%	1.50%

* As an annualized percentage of the Income Base, as increased by subsequent Purchase Payments, 5% Enhancements, and/or Automatic Annual Step-ups, and decreased by Excess Withdrawals This charge is deducted from the Contract Value on a quarterly basis. See Charges and Other Deductions Rider Charges – Lincoln Market Select® Advantage for more information.

The following table will be added to the Expense Tables section of the prospectus:

Table D reflects the expenses for Contractowners who transition from Lincoln Market Select® Advantage to i4LIFE ® Advantage Select Guaranteed Income Benefit.
TABLE D
Annual Account Fee1		$35

i4LIFE® Advantage Select Guaranteed Income Benefit for Contractowners who transition from Lincoln Market Select® Advantage2:
Separate Account Annual Expenses (as a percentage of average dailynet assets in the Subaccounts):
Enhanced Guaranteed Minimum Death Benefit (EGMDB)		1.55%
Guarantee of Principal Death Benefit		1.30%
Account Value Death Benefit		1.25%

	Single Life	Joint Life
i4LIFE® Advantage Select Guaranteed Income Benefit2
Guaranteed Maximum Annual Charge	2.25%	2.45%
Current Initial Annual Charge	1.25%	1.50%

1During the accumulation period, the account fee will be deducted from your Contract Value on each contract anniversary, or upon surrender of the contract. The account fee will be waived for any contract with a Contract Value of $100,000 or more on the contract anniversary (or date of surrender). The account fee will be waived after the fifteenth Contract Year regardless of your Contract Value.

2 As an annualized percentage of the greater of the Income Base (associated with Lincoln Market Select® Advantage) or Account Value. This charge is deducted from Account Value on a quarterly basis and only on and after the effective date of i4LIFE® Advantage. In the event of an automatic step-up in the Guaranteed Income Benefit, the dollar amount of the charge will increase by a two part formula: 1) the charge will increase by the same percentage that the Guaranteed Income Benefit payment increases and 2) the dollar amount of the charge will also increase by the percentage increase, if any, to the Lincoln Market Select® Advantage current charge rate. (The Lincoln Market Select® Advantage charge continues to be a factor in determining the i4LIFE® Advantage Select Guaranteed Income Benefit charge.)

Examples

The following Example is intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include Contractowner transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses. The Example has been calculated using the fees and expenses of the funds prior to the application of any contractual waivers and/or reimbursements.

The Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds and that the EGMDB Death Benefit and Lincoln Market Select® Advantage at the guaranteed maximum charge are in effect. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1)	If you surrender your contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$1,305	$2,404	$3,486	$5,870

2)	If you annuitize or do not surrender your contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$605	$1,804	$2,986	$5,870

Summary of Common Questions – The following paragraph is inserted in the “Summary of Common Questions” section of the prospectus.

What is Lincoln Market Select® Advantage? Lincoln Market Select® Advantage is an optional rider that you may elect that provides annual guaranteed lifetime periodic withdrawals up to a guaranteed amount based on a percentage of an Income Base, a 5% Enhancement to the Income Base (less Purchase Payments received in the preceding Benefit Year), an Automatic Annual Step-up to the Income Base, and age-based increases to the guaranteed periodic withdrawal amount, subject to certain conditions. See the Living Benefit Riders - Lincoln Market Select® Advantage section of this supplement for more information. Withdrawals may be made up to the Guaranteed Annual Income amount as long as that amount is greater than zero. The Guaranteed Annual Income amount will vary, based on when you take your first withdrawal. The Income Base is not available as a separate benefit upon death or surrender, and is increased by subsequent Purchase Payments, 5% Enhancements, and Automatic Annual Step-ups, and is decreased by Excess Withdrawals. Lincoln Market Select® Advantage is available to new contractowners and to current contractowners who wish to terminate their Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) rider.  You cannot simultaneously elect Lincoln Market Select® Advantage with any other Living Benefit Rider. There is an additional charge for this rider and you will be subject to Investment Requirements. See Charges and Other Deductions – Rider Charges, The Contracts – Investment Requirements, and Living Benefit Riders – Lincoln Market Select® Advantage.

Charges and Other Deductions – Rider Charges - The following discussion is added to the Charges and Other Deductions section of the prospectus, under “Rider Charges.”

Lincoln Market Select® Advantage Charge. While this rider is in effect, there is a charge for Lincoln Market Select® Advantage which is deducted quarterly. The current initial annual rider charge rate is 1.25% (0.3125% quarterly) for the single life option and 1.50% (0.3750% quarterly) for the joint life option.

The charge is based on the Income Base (initial Purchase Payment or Contract Value at the time of election) as increased for subsequent Purchase Payments, 5% Enhancements, and Automatic Annual Step-ups, and as decreased for Excess Withdrawals. We will deduct the charge for this rider from the Contract Value on a quarterly basis, with the first deduction occurring on the Valuation Date on or next following the three-month anniversary of the rider’s effective date. This deduction will be made in proportion to the value in each Subaccount and any fixed account of the contract on the Valuation Date the rider charge is assessed. The amount we deduct will increase or decrease as the Income Base increases or decreases because the charge is based on the Income Base.

Since the Automatic Annual Step-up could increase your Income Base every Benefit Year (if all conditions are met), the charge rate could also increase every Benefit Year, but the rate will never exceed the guaranteed maximum annual charge rate of 2.25% (2.45% joint life option). If your charge rate is increased, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your rate to change. If you opt out of the step-up, your current charge rate will remain in effect and the Income Base will be returned to the Income Base immediately prior to the step-up, adjusted for additional Purchase Payments or Excess Withdrawals, if any. This opt-out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the charge rate increases if you want to opt out of subsequent Automatic Annual Step-ups.

The annual rider charge rate will increase to the then current rider charge rate not to exceed the guaranteed maximum annual charge rate, if after the first Benefit Year anniversary cumulative Purchase Payments added to the contract equal or exceed $100,000. You may not opt-out of this rider charge rate increase. See Living Benefit Riders – Lincoln Market Select® Advantage – Income Base.

The rider charge will be discontinued upon the termination of the rider. A portion of the rider charge, based on the number of days the rider was in effect that quarter, will be deducted upon termination of the rider (except for death), surrender of the contract, or the election of an Annuity Payout option, including i4LIFE® Advantage.

If the Contract Value is reduced to zero while the Contractowner is receiving the Guaranteed Annual Income, no further rider charge will be deducted.

i4LIFE® Advantage Guaranteed Income Benefit Charge for Contractowners who transition from Lincoln Market Select® Advantage. If you have elected Lincoln Market Select® Advantage, you may carry over certain features of that rider to transition to i4LIFE® Advantage Select Guaranteed Income Benefit. If you make this transition, the Lincoln Market Select® Advantage current charge rate will be the initial charge rate for your i4LIFE® Advantage Select Guaranteed Income Benefit  Income Benefit rider.

This charge is in addition to the daily mortality and expense risk and administrative charge for your Death Benefit option set out in the Deductions of the VAA section of the prospectus.

The charge for i4LIFE® Advantage Guaranteed Income Benefit is deducted quarterly, starting with the first three-month anniversary of the effective date of i4LIFE® Advantage and every three months thereafter. The total annual subaccount charge for the Death Benefit you have elected on your base contract also applies. If Lincoln Market Select® Advantage was your prior rider, the current initial charge rate for i4LIFE® Advantage Select Guaranteed Income Benefit is 1.25% (0.3125% quarterly) for the single life option and 1.50% (0.3750% quarterly) for the joint life option. The charge is a percentage of the greater of the Income Base or the Account Value. The total annual Subaccount charges of 1.55% for the EGMDB, 1.30% for the Guarantee of Principal Death, and 1.25% for the Account Value Death Benefit also apply. Contractowners are guaranteed that in the future the guaranteed maximum charge rate for i4LIFE® Advantage Guaranteed Income Benefit will be the guaranteed maximum charge rate that was in effect at the time they purchased the Prior Rider.

The charge will not change unless there is an automatic step-up of the Guaranteed Income Benefit (described in the i4LIFE® Advantage section of your prospectus). At such time, the dollar amount of the charge will increase by a two part formula: 1) the charge will increase by the same percentage that the Guaranteed Income Benefit payment increased and 2) the charge will also increase by the percentage of any increase to the Lincoln Market Select® Advantage current charge rate. (The Lincoln Market Select® Advantage charge rate continues to be used as a factor in determining the i4LIFE® Advantage Guaranteed Income Benefit charge.) This means that the charge may change annually. The charge may also be reduced if a withdrawal above the Regular Income Payment is taken. The dollar amount of the rider charge will be reduced in the same proportion that the withdrawal reduced the Account Value. The annual dollar amount is divided by four (4) to determine the quarterly charge.

The following example shows how the initial charge for i4LIFE® Advantage Select Guaranteed Income Benefit for purchasers of Lincoln Market Select® Advantage is calculated as well as adjustments due to increases to the Guaranteed Income Benefit and the Lincoln Market Select® Advantage charge rate. The example is a nonqualified contract and assumes the Contractowner is a 60-year old male on the effective date of electing i4LIFE® Advantage Guaranteed Income Benefit. Pursuant to the provisions of the Guaranteed Income Benefit the initial Guaranteed Income Benefit is set at 4% of the Income Base based upon the Contractowner’s age. The example also assumes that the current charge rate for Lincoln Market Select® Advantage is 1.25% (single life option). The first example demonstrates how the initial charge is determined for an existing contract with an Account Value and Income Base.

1/1/2014	Initial i4LIFE® Advantage Account Value………….…………………………………………	$ 100,000
1/1/2014	Income Base as of the last Valuation Date Lincoln Market Select® Advantage …...…..	$ 125,000
1/1/2014
Initial annual charge for i4LIFE® Advantage Select Guaranteed Income Benefit ($125,000 x 1.25%) The current charge for Lincoln Market Select® Advantage is assessed against the Income Base since it is larger than the Account Value.  …….…
$ 1,562.50
1/2/2014	Amount of initial i4LIFE® Advantage Regular Income Payment (an example of how the Regular Income Payment is calculated is shown in the SAI) ……………………………..	$ 5,173
1/2/2014	Initial Guaranteed Income Benefit (4% * $125,000 Income Base) ……………….………	$ 5,000

The next example shows how the charge will increase if the Guaranteed Income Benefit is stepped up to 75% of the Regular Income Payment.

1/2/2015	Recalculated Regular Income Payment (due to market gain in Account Value) …………	$ 6,900
1/2/2015	New Guaranteed Income Benefit (75% * $6,900 Regular Income Payment …….............	$ 5,175.00
1/2/2015	Annual charge for i4LIFE® Advantage Guaranteed Income Benefit ($1,562.50 x ($5,175/$5,000)) Prior charge x [ratio of increased Guaranteed Income Benefit to prior Guaranteed Income Benefit] ……………………………………………………………………………….…	$1,617.19

Continuing the above example:

1/2/2015	Annual charge for i4LIFE® Advantage Guaranteed Income Benefit ………….	$1,617.19
1/2/2015	Recalculated Regular Income Payment (due to Account Value increase) …………….….	$ 7,400
1/2/2016	New Guaranteed Income Benefit (75% x $7,400 Regular Income Payment …….............	$ 5,550
Assume the Lincoln Market Select® Advantage charge rate increases from 1.25% to 1.35%.
1/2/2016	Annual charge for i4LIFE® Advantage Guaranteed Income Benefit ($1,617.19 x ($5,550/$5,175) x (1.35%/1.25%)) …………………………………………….	$1,873.13

The new annual charge for i4LIFE® Advantage Guaranteed Income Benefit is $1,873.13, which is equal to the current annual charge of $1,617.19 multiplied by the percentage increase of the Guaranteed Income Benefit ($5,550/$5,175) and then multiplied by the percentage increase to the Lincoln Market Select® Advantage current charge rate (1.35%/1.25%).

If the charge rate of Lincoln Market Select® Advantage is increased, we will notify you in writing. You may contact us in writing or at the telephone number listed on the first page of your prospectus to reverse the step-up within 30 days after the date on which the step-up occurred. If we receive this notice, we will decrease the charge rate, on a going forward basis, to the charge rate in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. If the Guaranteed Income Benefit increased due to the step-up we would decrease the Guaranteed Income Benefit to the Guaranteed Income Benefit in effect before the step-up occurred, reduced by any additional withdrawals. Future step-ups as described in the rider would continue.

After the Periodic Income Commencement Date, if the Guaranteed Income Benefit is terminated, i4LIFE® Advantage will also be terminated and the i4LIFE® Advantage Guaranteed Income Benefit charge will cease. A portion of the i4LIFE® Advantage Guaranteed Income Benefit charge, based on the number of days the rider was in effect that quarter, will be deducted upon termination of the rider.

The Contracts – Investment Requirements – If you elect Lincoln Market Select® Advantage, you must currently allocate 100% of your Contract Value among the following Subaccounts only:

American Century VP Balanced Fund	LVIP Dimensional/Vanguard Total Bond Fund
American Funds Managed Risk Asset Allocation Fund	LVIP Global Conservative Allocation Managed Risk Fund
BlackRock Global Allocation V.I. Fund	LVIP Global Growth Allocation Managed Risk Fund
Delaware VIP® Diversified Income Series	LVIP Global Moderate Allocation Managed Risk Fund
Delaware VIP® Limited-Term Diversified Income Series	LVIP PIMCO Low Duration Bond Fund
LVIP American Global Balanced Allocation Managed Risk Fund	LVIP SSgA Bond Index Fund
LVIP American Global Growth Allocation Managed Risk Fund	LVIP SSgA Conservative Index Allocation Fund
LVIP BlackRock Global Allocation V.I. Managed Risk Fund	LVIP SSgA Conservative Structured Allocation Fund
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund	LVIP SSGA Global Tactical Allocation Managed Volatility Fund
LVIP BlackRock Inflation Protected Bond Fund	LVIP SSgA Moderate Index Allocation Fund
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund	LVIP SSgA Moderate Structured Allocation Fund
LVIP Delaware Bond Fund	LVIP U.S. Growth Allocation Managed Risk Fund
LVIP Delaware Diversified Floating Rate Fund	MFS® Total Return Series

The fixed account is only available for dollar cost averaging.

Living Benefit Riders - Lincoln Market Select® Advantage – The following discussion is added to the “Living Benefit Riders” section of the prospectus.

Lincoln Market Select® Advantage.  Lincoln Market Select® Advantage is a Living Benefit Rider available for purchase in your contract that provides:

•	Guaranteed lifetime periodic withdrawals for you (and your spouse if the joint life option is selected) up to the Guaranteed Annual Income amount which is based upon a guaranteed Income Base;

•
A 5% Enhancement to the Income Base (less Purchase Payments received in the preceding Benefit Year) if greater than an Automatic Annual Step-up so long as no withdrawals are made in the preceding Benefit Year and the rider is within the Enhancement Period;

•	Automatic Annual Step-ups of the Income Base to the Contract Value if the Contract Value is equal to or greater than the Income Base after the 5% Enhancement;

•	Age-based increases to the Guaranteed Annual Income amount (after reaching a higher age-band and after an Automatic Annual Step-up).

Please note any withdrawals made prior to age 55 or that exceed the Guaranteed Annual Income amount or that are payable to any assignee or assignee’s bank account are considered Excess Withdrawals. Excess Withdrawals may significantly reduce your Income Base as well as your Guaranteed Annual Income amount by an amount greater than the dollar amount of the Excess Withdrawal, and will terminate the rider if the Income Base is reduced to zero.

In order to purchase Lincoln Market Select® Advantage, the initial Purchase Payment or Contract Value at the time of election must be at least $25,000. This rider provides guaranteed, periodic withdrawals for your life as Contractowner/Annuitant (single life option) or the lives of you as Contractowner/Annuitant and your spouse as Secondary Life (joint life option) regardless of the investment performance of the contract. These benefits are subject to certain conditions as set forth in this section. The Contractowner, Annuitant or Secondary Life may not be changed while this rider is in effect (except if the Secondary Life assumes ownership of the contract upon death of the Contractowner). If the Contractowner sells or assigns for value the Contract other than to the Annuitant, or discounts or pledges it as collateral for a loan or as a security for the performance of an obligation or any other purpose, this rider will terminate.

This rider provides for guaranteed, periodic withdrawals up to the Guaranteed Annual Income amount commencing after the younger of you or your spouse (joint life option) reach age 55. The Guaranteed Annual Income payments are based upon specified percentages of the Income Base, which are age-based and may increase over time. The amount of the Guaranteed Annual Income payment may vary, depending on when you take your first withdrawal. You may receive Guaranteed Annual Income payments for your lifetime or for the lifetimes of you and your spouse, if the joint life option is chosen.

Lincoln Life offers other optional riders that may be available for purchase with its variable annuity contracts. These riders provide different methods to take income from your Contract Value and may provide certain guarantees. There are differences between the riders in the features provided, investment options available, as well as the charge structure. In addition, the purchase of one rider may impact the availability of another rider. Not all riders will be available at all times. You may consider purchasing Lincoln Market Select® Advantage if you want a guaranteed lifetime income payment that may grow as you get older and may increase through the 5% Enhancement and Automatic Annual Step-up. The cost of Lincoln Market Select® Advantage may be higher than other Living Benefit Riders that you may purchase in your contract. The age at which you may start receiving the Guaranteed Annual Income amount may be different than the ages that you may receive guaranteed payments under other riders. This rider may be more suitable for you than another available Living Benefit Rider if you are willing to exchange a certain amount of guaranteed growth to your Income Base for a more diverse offering of investment options.

Availability. Lincoln Market Select® Advantage is available to new contractowners and to current contractowners who wish to terminate their Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) rider. If Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is currently in effect on your contract, and you want to terminate it to elect

Lincoln Market Select® Advantage, we are currently waiving the five-year holding period that is required before terminating a rider.

Before electing Lincoln Market Select® Advantage, you must first terminate your existing rider, and you will no longer be entitled to any of the benefits that have accrued under that rider. You cannot transfer your current Income Base over to Lincoln Market Select® Advantage. You should carefully compare the features and benefits provided by your existing rider to the features and benefits provided by Lincoln Market Select® Advantage before making your decision. If elected at contract issue, Lincoln Market Select® Advantage will be effective on the contract’s effective date. If elected at a later time, it will be effective on the next Valuation Date following approval by us.

Lincoln Market Select® Advantage is available for purchase with nonqualified and qualified (IRAs and Roth IRAs) annuity contracts. The Contractowner/Annuitant as well as the spouse under the joint life option must be age 85 or younger at the time this rider is elected. There is no guarantee that Lincoln Market Select® Advantage will be available for new purchasers in the future as we reserve the right to discontinue this benefit at any time. In addition, we may make different versions of Lincoln Market Select® Advantage available to new purchasers. You cannot elect this rider in combination with any other Living Benefit Rider, or any other annuity payout option offered in your contract, at the same time.

If you purchase Lincoln Market Select® Advantage, you will be required to adhere to Investment Requirements, which will limit your ability to invest in certain Subaccounts offered in your contract. In addition, the fixed account is not available except for use with dollar cost averaging. See Investment Requirements for more information.

Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that.

Income Base. The Income Base is a value used to calculate your Guaranteed Annual Income amount. The Income Base is not available to you as a lump sum withdrawal or a Death Benefit. The initial Income Base varies based on when you elect the rider. If you elect the rider at the time you purchase the contract, the initial Income Base will equal the initial Purchase Payment. If you elect the rider after we issue the contract, the initial Income Base will equal the Contract Value on the effective date of the rider. The Income Base is increased by subsequent Purchase Payments, 5% Enhancements, and Automatic Annual Step-ups, and decreased by Excess Withdrawals in accordance with the provisions set forth below. The maximum Income Base is $10 million. This maximum takes into consideration the total guaranteed amounts under the Living Benefit Riders of all Lincoln Life contracts (or contracts issued by our affiliates) in which you (and/or spouse if joint life option) are the covered lives.

Additional Purchase Payments automatically increase the Income Base by the amount of the Purchase Payment (not to exceed the maximum Income Base); for example, a $10,000 additional Purchase Payment will increase the Income Base by $10,000. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. Additional Purchase Payments will not be allowed if the Contract Value decreases to zero for any reason, including market loss. Excess Withdrawals reduce the Income Base as discussed below. Withdrawals less than or equal to the Guaranteed Annual Income amount will not reduce the Income Base.

5% Enhancement. On each Benefit Year anniversary, the Income Base, minus Purchase Payments received in the preceding Benefit Year, will be increased by 5% if the Contractowner/Annuitant (as well as the spouse if the joint life option is in effect) are under age 86, if there were no withdrawals in the preceding Benefit Year, and the rider is within the Enhancement Period. The Enhancement Period is a 10-year period that begins on the effective date of the rider. Any Purchase Payment made after the initial Purchase Payment will be added immediately to the Income Base and will result in an increased Guaranteed Annual Income amount but must be invested in the contract at least one Benefit Year before it will be used in calculating the 5% Enhancement. Any Purchase Payments made within the first 90 days after the effective date of the rider will be included in the Income Base for purposes of calculating the 5% Enhancement on the first Benefit Year anniversary.

If you decline an Automatic Annual Step-up during the first 10 Benefit Years, you will continue to be eligible for the 5% Enhancements through the end of the Enhancement Period. In order to be eligible to receive further 5% Enhancements, the Contractowner/Annuitant (single life option), or the Contractowner and spouse (joint life option) must be under age 86 and within the Enhancement Period.

The following is an example of the impact of the 5% Enhancement on the Income Base (assuming no withdrawals):

Initial Purchase Payment = $100,000; Income Base = $100,000

Additional Purchase Payment on day 30 = $15,000; Income Base = $115,000

Additional Purchase Payment on day 95 = $10,000; Income Base = $125,000

On the first Benefit Year anniversary, the Income Base will not be less than $130,750 ($115,000 x 1.05% = $120,750 + $10,000). The $10,000 Purchase Payment on day 95 is not eligible for the 5% Enhancement until the second Benefit Year anniversary.

The 5% Enhancement will be in effect for 10 years (the Enhancement Period) from the effective date of the rider. As explained below, the 5% Enhancement and Automatic Annual Step-up will not occur in the same year. If the Automatic Annual Step-up provides a greater increase to the Income Base, you will not receive the 5% Enhancement. If the Automatic Annual Step-up and the 5% Enhancement increase the Income Base to the same amount then you will receive the Automatic Annual Step-up. The 5% Enhancement or the Automatic Annual Step-up cannot increase the Income Base above the maximum Income Base of $10 million. This maximum takes into consideration the total guaranteed amounts under the Living Benefit Riders of all Lincoln Life contracts (or contracts issued by our affiliates) in which you (and/or spouse if joint life option) are the covered lives.

You will not receive the 5% Enhancement on any Benefit Year anniversary in which there is a withdrawal, including a Guaranteed Annual Income payment from the contract during the preceding Benefit Year. A 5% Enhancement will occur on the following Benefit Year anniversary if no further withdrawals are made from the contract and the rider is within the Enhancement Period.

Automatic Annual Step-ups of the Income Base. The Income Base will automatically step up to the Contract Value on each Benefit Year anniversary if:

a.	the Contractowner/Annuitant (single life option), or the Contractowner/Annuitant and spouse (joint life option) are still living and under age 86; and
b.
the Contract Value on that Benefit Year anniversary, after the deduction of any withdrawals (including surrender charges, the rider charge and account fee), plus any Purchase Payments made on that date, is equal to or greater than the Income Base after the 5% Enhancement (if any).

The Automatic Annual Step-up is available even in those years when a withdrawal has occurred.

Each time the Income Base is stepped up to the current Contract Value as described above, your charge rate for the rider will be the current charge rate for the rider, not to exceed the guaranteed maximum charge. Therefore, your charge rate for this rider could increase every Benefit Year anniversary. See Charges and Other Deductions – Rider Charges – Lincoln Market Select® Advantage Charge.

If your charge rate for this rider is increased upon an Automatic Annual Step-up, you may opt-out of the Automatic Annual Step-up by giving us notice in writing within 30 days after the Benefit Year anniversary if you do not want your charge rate to change. If you opt out of the step-up, your current charge rate will remain in effect and the Income Base will be returned to the Income Base immediately prior to the step-up, adjusted for additional Purchase Payments or Excess Withdrawals, if any. This opt-out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the charge rate increases if you do not want the step-up. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. If you decline an Automatic Annual Step-up during the first 10 Benefit Years, you will continue to be eligible for the 5% Enhancement (if applicable) through the end of the Enhancement Period. You may not opt out of the Automatic Annual Step-up if an additional Purchase Payment made during that Benefit Year caused the charge for the rider to increase to the current charge.

Following is an example of how the Automatic Annual Step-ups and the 5% Enhancement will work (assuming no withdrawals or additional Purchase Payments):
	Contract Value	Income Base with 5% Enhancement	Income Base	Potential for Charge to Change
Initial Purchase Payment $50,000 ………	$50,000	N/A	$50,000	N/A
1st Benefit Year anniversary …………….	$54,000	$52,500	$54,000	Yes
2nd Benefit Year anniversary ……………..	$53,900	$56,700	$56,700	No
3rd Benefit Year anniversary ……………..	$56,000	$59,535	$59,535	No
4th Benefit Year anniversary ……………..	$64,000	$62,512	$64,000	Yes

On the first Benefit Year anniversary, the Automatic Annual Step-up increased the Income Base to the Contract Value of $54,000 since the increase in the Contract Value is greater than the 5% Enhancement amount of $2,500 (5% of $50,000). On the second Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $54,000 = $2,700). On the third Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $56,700 = $2,835). On the fourth Benefit Year anniversary, the Automatic Annual Step-up to the Contract Value was greater than the 5% Enhancement amount of $2,977 (5% of $59,535). An Automatic Annual Step-up cannot increase the Income Base beyond the maximum Income Base of $10 million.

Withdrawal Amount. The Guaranteed Annual Income amount may be withdrawn from the contract each Benefit Year. As long as the Guaranteed Annual Income amount is not reduced to zero, these withdrawals may be taken for your lifetime (single life option) or the lifetimes of you and your spouse (joint life option). Guaranteed Annual Income withdrawals are available when you (single life option) or the younger of you and your spouse (joint life option) are age 55.

The Guaranteed Annual Income amount is determined by multiplying the Income Base by the applicable rate. The rate is based on your age and whether the single or joint life option has been elected. Under the joint life option, the age of the younger of you and your spouse will be used. The Guaranteed Annual Income amount will change upon an Automatic Annual Step-up, a 5% Enhancement, additional Purchase Payments, and Excess Withdrawals, as described below.

The initial Guaranteed Annual Income rate applicable to new rider elections is determined in our sole discretion based on current economic factors including interest rates and equity market volatility. Generally, the rate may increase or decrease based on changes in equity market volatility, prevailing interest rates, or as a result of other economic conditions. This rate structure is intended to help us provide the guarantees under the rider. This initial Guaranteed Annual Income rate for new rider elections may be higher or lower than the rate for existing Contractowners that have elected the rider, but your Guaranteed Annual Income rate will not change as a result.

The initial Guaranteed Annual Income rate applicable to new rider elections is set forth in a supplement to the prospectus, called a Rate Sheet. The Rate Sheet indicates the Guaranteed Annual Income rate, its effective period, and the date by which your application or rider election form must be signed and dated for a contract to be issued with that rate. The rates may change with each Rate Sheet and may be higher or lower than the rates on the previous Rate Sheet.

At least 10 days before the end of the indicated effective period, the Guaranteed Annual Income rate for the next effective period will be disclosed in a new Rate Sheet. In order to get the rate indicated in a Rate Sheet, your application or rider election form must be signed and dated on or before the last day of the effective period noted in that Rate Sheet. For new Contractowners, the current Rate Sheet will be included with the prospectus. You can also obtain the most current Rate Sheet by contacting your registered representative or online at www.LincolnFinancial.com.

During the first Benefit Year the Guaranteed Annual Income amount is calculated using the Income Base as of the effective date of the rider (including any Purchase Payments made within the first 90 days after the effective date of the rider). After the first Benefit Year anniversary, the Guaranteed Annual Income amount is calculated using the Income Base on the most recent Benefit Year anniversary. After your first Guaranteed Annual Income withdrawal, the Guaranteed Annual Income rate will only increase on a Benefit Year anniversary on or after you have reached an applicable higher age band and after there has also been an Automatic Annual Step-up. If you have reached an applicable age band and there has not also been a subsequent Automatic Annual Step-up, then the Guaranteed Annual Income percentage will not increase until the next Automatic Annual Step-up occurs. If you do not withdraw the entire Guaranteed Annual Income amount during a Benefit Year, there is no carryover of the remaining amount into the next Benefit Year.

If your Contract Value is reduced to zero because of market performance or contract and rider fees and charges, withdrawals equal to the Guaranteed Annual Income amount will continue automatically for your life (and your spouse’s life if applicable) under the Guaranteed Annual Income Amount Annuity Payout Option. You may not withdraw the remaining Income Base in a lump sum. You will not be entitled to the Guaranteed Annual Income amount if the Income Base is reduced to zero as a result of an Excess Withdrawal. If either the Contract Value or the Income Base is reduced to zero due to an Excess Withdrawal, the rider will terminate.

Withdrawals equal to or less than the Guaranteed Annual Income amount will not reduce the Income Base. All withdrawals you make will decrease the Contract Value. Surrender charges are waived on cumulative withdrawals less than or equal to the Guaranteed Annual Income amount.

The following example shows the calculation of the Guaranteed Annual Income amount and how withdrawals less than or equal to the Guaranteed Annual Income amount impact the Income Base and the Contract Value. The Contractowner is age 68 (4% Guaranteed Annual Income percentage), a withdrawal occurred prior to the third Benefit Year anniversary, with a Contract Value of $200,000 on the third Benefit Year anniversary:

Contract Value on the Benefit Year anniversary	$200,000
Income Base on the Benefit Year anniversary	$200,000
Initial Guaranteed Annual Income amount on the Benefit Year anniversary ($200,000 x 4%)	$ 8,000
Contract Value six months after Benefit Year anniversary	$210,000
Income Base six months after Benefit Year anniversary	$200,000
Withdrawal six months after Benefit Year anniversary when Contractowner is still age 68	$ 8,000
Contract Value after withdrawal ($210,000 - $8,000)	$202,000
Income Base after withdrawal ($200,000 - $0)	$200,000
Contract Value on sixth Benefit Year anniversary	$205,000
Income Base on sixth Benefit Year anniversary	$205,000
Guaranteed Annual Income amount on sixth Benefit Year anniversary ($205,000 x 4%)	$ 8,200

The Automatic Annual Step-up was available and increased the Income Base to the Contract Value of $205,000. On the sixth Benefit Year anniversary, the Guaranteed Annual Income amount is $8,200 (4% x $205,000).

Purchase Payments added to the contract subsequent to the initial Purchase Payment will increase the Guaranteed Annual Income amount by an amount equal to the applicable Guaranteed Annual Income percentage multiplied by the amount of the subsequent Purchase Payment. For example, assuming a Contractowner is age 68 elected the single life option, waited until after the third Benefit Year anniversary to take a withdrawal and has a Guaranteed Annual Income amount of $2,500 (5% of $50,000 Income Base), an additional Purchase Payment of $10,000 increases the Guaranteed Annual Income amount that Benefit Year to $3,000 ($2,500 + 5% of $10,000). The Guaranteed Annual Income payment amount will be recalculated immediately after a Purchase Payment is added to the contract.

5% Enhancements and Automatic Annual Step-ups will increase the Income Base and thus the Guaranteed Annual Income amount. The Guaranteed Annual Income amount, after the Income Base is adjusted by a 5% Enhancement or an Automatic Annual Step-up will be equal to the adjusted Income Base multiplied by the applicable Guaranteed Annual Income percentage.

Excess Withdrawals. Excess Withdrawals are the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) that exceed the Guaranteed Annual Income amount at the time of the withdrawal, or withdrawals made prior to age 55 (younger of you or your spouse for joint life), or withdrawals that are payable to any assignee or assignee’s bank account.

When an Excess Withdrawal occurs:

1.
The Income Base is reduced by the same proportion that the Excess Withdrawal reduces the Contract Value. This means that the reduction in the Income Base could be more than the dollar amount of the withdrawal; and

2.
The Guaranteed Annual Income amount will be recalculated to equal the applicable Guaranteed Annual Income percentage multiplied by the new (reduced) Income Base (after the proportionate reduction for the Excess Withdrawal).

We will provide you with quarterly statements that will include the Guaranteed Annual Income amount (as adjusted for Guaranteed Annual Income amount payments in a Benefit Year, Excess Withdrawals and additional Purchase Payments) available to you for the Benefit Year, if applicable, in order for you to determine whether a withdrawal may be an Excess Withdrawal. We encourage you to either consult with your registered representative or call us at the number provided in the prospectus if you have questions about Excess Withdrawals.

The following example demonstrates the impact of an Excess Withdrawal on the Income Base, the Guaranteed Annual Income amount, and the Contract Value under Lincoln Market Select® Advantage.

The Contractowner who purchased the rider at age 65 and is now age 70 (single life option) makes a $12,000 withdrawal, which causes a $11,816.14 reduction in the Income Base.

Prior to Excess Withdrawal:

Contract Value = $60,000

Income Base = $85,000
Guaranteed Annual Income amount = $4,250 (5% of the Income Base of $85,000)

After a $12,000 Withdrawal ($4,250 is within the Guaranteed Annual Income amount, $7,750 is the Excess Withdrawal):
The Contract Value is reduced by the amount of the Guaranteed Annual Income amount of $4,250 and the Income Base is not reduced:

Contract Value = $55,750 ($60,000 - $4,250)

Income Base = $85,000

The Contract Value is also reduced by the $7,750 Excess Withdrawal and the Income Base is reduced by 13.90134%, the same proportion by which the Excess Withdrawal reduced the $55,750 Contract Value ($7,750 ÷ $55,750)

Contract Value = $48,000 ($55,750 - $7,750)

Income Base = $73,183.86 ($85,000 x 13.90134% = $11,816.14; $85,000 - $11,816.14 = $73,183.86)

Guaranteed Annual Income amount = $3,659.19 (5% of $73,183.86 Income Base)

On the following Benefit Year anniversary:

Contract Value = $43,000

Income Base = $73,183.86

Guaranteed Annual Income amount = $3,659.19 (5% x $73,183.86)

In a declining market, Excess Withdrawals may significantly reduce your Income Base as well as your Guaranteed Annual Income amount. This is because the reduction in the benefit may be more than the dollar amount withdrawn from the Contract Value. If the Income Base is reduced to zero due to an Excess Withdrawal, the rider will terminate. If the Contract Value is reduced to zero due to an Excess Withdrawal, the rider and contract will terminate.

Surrender charges are waived on cumulative withdrawals less than or equal to the Guaranteed Annual Income amount. Excess Withdrawals will be subject to surrender charges unless one of the waivers of surrender charge provisions set forth in this prospectus is applicable. Continuing with the prior example of the $12,000 withdrawal: the $4,250 Guaranteed Annual Income amount is not subject to surrender charges; the $7,750 Excess Withdrawal may be subject to surrender charges according to the surrender charge schedule in your prospectus. See Charges and Other Deductions – Surrender Charge.

Withdrawals from IRA contracts will be treated as within the Guaranteed Annual Income amount (even if they exceed the Guaranteed Annual Income amount) only if the withdrawals are taken as systematic installments of the amount needed to satisfy the required minimum distribution (RMD) rules under Internal Revenue Code Section 401(a)(9). In addition, in order for this exception for RMDs to apply, the following must occur:

1.	Lincoln’s automatic withdrawal service is used to calculate and pay the RMD;

2.	The RMD calculation must be based only on the value in this contract; and

3.	No withdrawals other than RMDs are made within the Benefit Year (except as described in the next paragraph).

4.	This contract is not a beneficiary IRA.

If your RMD withdrawals during a Benefit Year are less than the Guaranteed Annual Income amount, an additional amount up to the Guaranteed Annual Income amount may be withdrawn and will not be subject to surrender charges. If a withdrawal, other than an RMD is made during the Benefit Year, then all amounts withdrawn in excess of the Guaranteed Annual Income amount, including amounts attributable to RMDs, will be treated as Excess Withdrawals.

Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of Contract Value that exceed Purchase Payments are taxed as ordinary income. See Federal Tax Matters for a discussion of the tax consequences of withdrawals.

Guaranteed Annual Income Amount Annuity Payout Option. If you are required to take annuity payments because you have reached the maturity date of the contract, you have the option of electing the Guaranteed Annual Income Amount Annuity Payout Option. If the Contract Value is reduced to zero and you have a remaining Income Base, you will receive the Guaranteed Annual Income Amount Annuity Payout Option. If you are receiving the Guaranteed Annual Income Amount Annuity Payout Option, the Beneficiary may be eligible to receive final payment upon death of the single life or surviving joint life. To be eligible the Death Benefit option in effect immediately prior to the effective date of the Guaranteed Annual Income Amount Annuity Payout Option must be one of the following Death Benefits: the Guarantee of Principal Death Benefit or the EGMDB. If the Account Value Death Benefit option is in effect, the Beneficiary will not be eligible to receive the final payment(s).

The Guaranteed Annual Income Amount Annuity Payout Option is an Annuity Payout option under which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Guaranteed Annual Income amount for life (this option is different from other Annuity Payout options, including i4LIFE® Advantage, which are based on your Contract Value). Contractowners may decide to choose the Guaranteed Annual Income Amount Annuity Payout Option over i4LIFE® Advantage if they feel this may provide a higher final payment option over time and they may place more importance on this over access to the Account Value. Payment frequencies other than annual may be available. You will have no other contract features other than the right to receive annuity payments equal to the Guaranteed Annual Income amount for your life or the life of you and your spouse for the joint life option.

The final payment is a one-time lump-sum payment and will be equal to the sum of all Purchase Payments, decreased by withdrawals. Excess Withdrawals reduce the final payment in the same proportion as the withdrawals reduce the Contract Value; withdrawals less than or equal to the Guaranteed Annual Income amount and payments under the Guaranteed Annual Income Amount Annuity Payout Option will reduce the final payment dollar for dollar.

Death Prior to the Annuity Commencement Date. Lincoln Market Select® Advantage has no provision for a payout of the Income Base upon death of the Contractowner or Annuitant. In addition, Lincoln Market Select® Advantage provides no increase in value to the Death Benefit over and above what the Death Benefit provides in the base contract. At the time of death, if the Contract Value equals zero, no Death Benefit options (as described earlier in your prospectus) will be in effect. Election of Lincoln Market Select® Advantage does not impact the Death Benefit options available for purchase with your annuity contract except as described below in Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. All Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts - Death Benefit.

Upon the death of the single life, Lincoln Market Select® Advantage will end and no further Guaranteed Annual Income amounts are available (even if there was an Income Base in effect at the time of the death). Upon the first death under the joint life option, withdrawals up to the Guaranteed Annual Income amount continue to be available for the life of the surviving spouse. The 5% Enhancement and Automatic Annual Step-up will continue, if applicable, as discussed above. Upon the death of the surviving spouse, Lincoln Market Select® Advantage will end and no further Guaranteed Annual Income amounts are available (even if there was an Income Base in effect at the time of the death).

Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. The Death Benefit calculation for certain Death Benefit options in effect prior to the Annuity Commencement Date may change for Contractowners with an active Lincoln Market Select® Advantage. Certain Death Benefit options provide that all withdrawals reduce the Death Benefit in the same proportion that the withdrawals reduce the Contract Value. If you elect Lincoln Market Select® Advantage, withdrawals less than or equal to the Guaranteed Annual Income will reduce the sum of all Purchase Payment amounts on a dollar for dollar basis for purposes of calculating the Death Benefit under the Guarantee of Principal Death Benefit. The same also applies to the EGMDB if the Death Benefit is based on the sum of all Purchase Payments, decreased by withdrawals. See The Contracts – Death Benefits. Any Excess Withdrawals will reduce the sum of all Purchase Payments in the same proportion that the withdrawals reduced the Contract Value under any Death Benefit option in which proportionate withdrawals are in effect.

The following example demonstrates how a withdrawal will reduce the Death Benefit if both the EGMDB and Lincoln Market Select® Advantage are in effect when the Contractowner dies. Note that this calculation applies only to the sum of all Purchase Payments calculation and not for purposes of reducing the highest anniversary Contract Value under the EGMDB:

Contract Value before withdrawal $80,000

Guaranteed Annual Income amount $5,000

Enhanced Guaranteed Minimum Death Benefit (EGMDB) values before withdrawal is the greatest of a), b), or c) described in detail in the EGMDB section of the prospectus:

a) Contract Value $80,000

b) Sum of Purchase Payments $100,000

c) Highest anniversary Contract Value $150,000

Withdrawal of $9,000 will impact the Death Benefit calculation as follows:

a) $80,000 - $9,000 = $71,000 (Reduction $9,000)

b) $100,000 - $5,000 = $95,000 (reduction by the amount of the Guaranteed Annual Income amount) ($95,000 - $5,067 = $89,933 [$95,000 times ($4,000/$75,000) = $5,067] Proportional reduction of Excess Withdrawal. Total reduction = $10,067.

c) $150,000 - $16,875 = $133,125 [$150,000 times $9,000/$80,000 = $16,875]. The entire $9,000 withdrawal reduced the Death Benefit option proportionally. Total reduction = $16,875.

Item c) provides the largest Death Benefit of $133,125.

Termination. After the fifth Benefit Year anniversary, the Contractowner may terminate the rider by notifying us in writing of the request to terminate or by failing to adhere to Investment Requirements. Contractowners in Florida may terminate their rider at any time after the first Benefit Year anniversary. Lincoln Market Select® Advantage will automatically terminate:

•	on the Annuity Commencement Date (except payments under the Guaranteed Annual Income Amount Annuity Payout Option will continue if applicable);

•	upon death under the single life option or the death of the surviving spouse under the joint life option;

•	when the Guaranteed Annual Income amount or Contract Value is reduced to zero due to an Excess Withdrawal;

•
if the Contractowner or Annuitant is changed (except if the surviving spouse assumes ownership of the contract upon death of the Contractowner) including any sale or assignment of the contract or any pledge of the contract as collateral;

•	on the date the Contractowner is changed pursuant to an enforceable divorce agreement or decree; or

•	upon surrender or termination of the underlying annuity contract.

The termination will not result in any increase in Contract Value equal to the Income Base. Upon effective termination of this rider, the benefits and charges within this rider will terminate. If you terminate the rider, you must wait one year before you can elect any Living Benefit Rider available for purchase at that time.

i4LIFE® Advantage Guaranteed Income Benefit option. i4LIFE® Advantage is an optional Annuity Payout rider that provides periodic variable income payments for life, the ability to make withdrawals during a defined period of time (the Access Period) and a Death Benefit during the Access Period. A minimum payout floor, called the Guaranteed Income Benefit, is also available for election at the time you elect i4LIFE® Advantage. You cannot have both i4LIFE® Advantage and Lincoln Market Select® Advantage in effect on your contract at the same time.

Prior to the Annuity Commencement Date, Contractowners who have elected Lincoln Market Select® Advantage may decide later to transition to i4LIFE® Advantage Select Guaranteed Income Benefit, according to the provisions outlined below. This decision must be made by the maximum age to elect i4LIFE® Advantage, which is age 95 for nonqualified contracts and age 80 for qualified contracts.

If you have the Lincoln Market Select® Advantage single life option and choose to terminate your rider, you must purchase i4LIFE® Advantage Select Guaranteed Income Benefit single life option. If you have the Lincoln Market Select® Advantage joint life option and choose to terminate your rider, you must purchase i4LIFE® Advantage Select Guaranteed Income Benefit joint life option. These requirements are specifically listed in the Guaranteed Income Benefit with i4LIFE® Advantage section of your prospectus under Impacts to i4LIFE® Advantage Regular Income Payments.

For nonqualified contracts, the Contractowner must elect the levelized option for Regular Income Payments. While i4LIFE® Advantage Select Guaranteed Income Benefit is in effect, the Contractowner cannot change the payment mode elected or decrease the length of the Access Period.

When deciding whether to terminate Lincoln Market Select® Advantage and purchase i4LIFE® Advantage Select Guaranteed Income Benefit, you should consider that depending on a person’s age and the selected length of the Access Period, i4LIFE® Advantage may provide a higher payout than the Guaranteed Annual Income amounts under Lincoln Market Select® Advantage. You should consider electing i4LIFE® Advantage when you are ready to immediately start receiving i4LIFE® Advantage payments, whereas with Lincoln Market Select® Advantage, you may defer taking withdrawals until a later date. Payments from a nonqualified contract that a person receives under the i4LIFE® Advantage rider are treated as “amounts received as an annuity” under section 72 of the Internal Revenue Code because the payments occur after the annuity starting date. These payments are subject to an “exclusion ratio” as provided in section 72(b) of the Code, which means a portion of each Annuity Payout is treated as income (taxable at ordinary income tax rates), and the remainder is treated as a nontaxable return of Purchase Payments. In contrast, withdrawals under Lincoln Market Select® Advantage are not treated as amounts received as an annuity because they occur prior to the annuity starting date. As a result, such withdrawals are treated first as a return of any existing gain in the contract (which is the measure of the extent to which the Contract Value exceeds Purchase Payments), and then as a nontaxable return of Purchase Payments.

Living Benefit Riders – Guaranteed Income Benefit with i4LIFE® Advantage – The following discussion is added to the “Guaranteed Income Benefit with i4LIFE® Advantage” section of the prospectus.

Lincoln Market Select® Advantage. Contractowners who purchase Lincoln Market Select® Advantage are guaranteed the right, in the future, to elect i4LIFE® Advantage Select Guaranteed Income Benefit even if it is no longer available for purchase. They are also guaranteed that the Guaranteed Income Benefit percentages and Access Period requirements will be at least as favorable as those available at the time they purchase Lincoln Market Select® Advantage.

If this election is made, you can use the greater of the Income Base under Lincoln Market Select® Advantage reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or the Account Value to establish the Guaranteed Income Benefit under i4LIFE® Advantage Select Guaranteed Income Benefit. The initial Guaranteed Income Benefit will be an amount equal to a specified percentage of your Account Value (or Income Base) based on your age (or the age of the younger life under the joint life option) at the time the Guaranteed Income Benefit is elected. The initial Guaranteed Income Benefit will be lower if you took your first withdrawal (either a Guaranteed Annual Income withdrawal or Excess Withdrawal) or elected i4LIFE® Advantage Select Guaranteed Income Benefit  prior to the third Benefit Year anniversary of the Lincoln Market Select® Advantage rider.

The initial Guaranteed Income Benefit percentage applicable to new Lincoln Market Select® Advantage rider elections is determined in our sole discretion based on current economic factors including interest rates and equity market volatility. Generally, the percentage may increase or decrease based on changes in equity market volatility, prevailing interest rates, or as a result of other economic conditions. This percentage structure is intended to help us provide the guarantees under the rider. This initial Guaranteed Income Benefit percentage for new rider elections may be higher or lower than the percentage for existing Contractowners that have elected the rider, but your Guaranteed Income Benefit percentage will not change as a result.

The initial Guaranteed Income Benefit percentage applicable to new Lincoln Market Select® Advantage rider elections is set forth in a supplement to this prospectus, called a Rate Sheet. The Rate Sheet indicates the Guaranteed Income Benefit percentage, its effective period, and the date by which your application or rider election form must be signed and dated for a contract to be issued with that rate. The rates may change with each Rate Sheet and may be higher or lower than the rates on the previous Rate Sheet.

At least 10 days before the end of the indicated effective period, the Guaranteed Income Benefit percentage for the next effective period will be disclosed in a new Rate Sheet. In order to get the percentage indicated in a Rate Sheet, your application or rider election form must be signed and dated on or before the last day of the effective period noted in that Rate Sheet. For new Contractowners, the current Rate Sheet will be included with the prospectus. You can also obtain the most current Rate Sheet by contacting your registered representative or online at LincolnFinancial.com.

Please refer to your prospectus for additional information regarding the Guaranteed Income Benefit under i4LIFE® Advantage.

Please keep this Supplement for future reference.

The Lincoln National Life Insurance Company
Lincoln Life Variable Annuity Account N

Lincoln Life & Annuity Company of New York
Lincoln New York Account N for Variable Annuities

Rate Sheet Prospectus Supplement dated November 18, 2016

This Rate Sheet Prospectus Supplement (“Rate Sheet”) does not apply if you have not elected i4LIFE® Advantage Guaranteed Income Benefit (version 5).  This supplement is for informational purposes and requires no action on your part.

This Rate Sheet provides the i4LIFE® Advantage Select Guaranteed Income Benefit percentages we are currently offering.  This supplement will replace and supersede any previously issued Rate Sheet(s), and must be retained with the current prospectus.

For new contractowners, the current Rate Sheet will be included with the prospectus. For existing contractowners, current Rate Sheets will be mailed to you with your quarterly statement.  You can also obtain the most current Rate Sheet by contacting your registered representative, or online at LincolnFinancial.com.  This Rate Sheet has been filed with the Securities and Exchange Commission.

The rates below apply for applications and rider election forms signed between November 28, 2016 and January 13, 2017.  The Guaranteed Income Benefit percentages may be different than those listed below for applications signed after January 13, 2017.

Single Life GIB Percentage		Joint Life GIB Percentage
Age	GIB Percentage	Age	GIB Percentage
Under 40	2.5%	Under 40	2.5%
40-54	3.0%	40-54	3.0%
55-58	3.5%	55-58	3.5%
59-64	4.0%	59-69	4.0%
65-69	4.5%	70-74	4.5%
70-79	5.0%	75-79	5.0%
80+	5.5%	80+	5.5%

In order to receive the rate indicated in this Rate Sheet, your application (or rider election form for existing contractowners) must be signed and dated on or before the last day of the effective period noted above. We must receive your application or rider election form in Good Order within 10 days from the date you sign your application or rider election form and the annuity must be funded within 60 calendar days.  Additional paperwork may be required if these conditions are not met and you still wish to purchase the annuity in order to receive the applicable rates in effect at that time.

Subject to the rules above, if the Guaranteed Income Benefit percentages rates that we are currently offering on the day the contract and/or rider is issued are higher than the rates we were offering on the date you signed your application or rider election form and neither rates have decreased, you will receive the higher set of rates.  If any rates have decreased when we compare the Guaranteed Income Benefit percentage rates that we are offering on the day you signed your application or rider election form to the set of rates that we are offering on the day your contract and/or rider is issued, your contract / rider will be issued with the set of rates that were in effect on the day you signed your application or rider election form, subject to meeting the rules above.

The Lincoln National Life Insurance Company
Lincoln Life & Annuity Company of New York

Lincoln Life Variable Annuity Account N
Lincoln New York Account N for Variable Annuities

Lincoln ChoicePlus AssuranceSM (Prime)

Supplement dated November 18, 2016 to the May 1, 2016 Prospectus, as supplemented

This supplement to the prospectus for your individual variable annuity contract introduces a new version of i4LIFE® Advantage Guaranteed Income Benefit, available for election on new contracts beginning November 28, 2016, and on existing contracts on and after January 9, 2017. All other provisions of your prospectus remain unchanged. This supplement is for informational purposes and requires no action on your part.

OVERVIEW

The Guaranteed Income Benefit under i4LIFE® Advantage provides a guaranteed minimum payout floor for i4LIFE® Advantage Regular Income Payments. i4LIFE® Advantage Select Guaranteed Income Benefit will be available for election on new contracts beginning November 28, 2016, and on existing contracts on and after January 9, 2017. i4LIFE® Advantage Guaranteed Income Benefit (version 4) will no longer be available for election unless you are guaranteed the right to elect it under a Living Benefit Rider. Please refer to the prospectus, your contract, and/or any Living Benefit Rider that you own regarding this availability.

DESCRIPTION OF CHANGES
The following discussion describes changes that are incorporated into the specified sections of your prospectus.

Expense Tables – The following entry is added to Expense Table B:

i4LIFE® Advantage Select Guaranteed Income Benefit:*	Single Life	Joint Life
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
Guaranteed Maximum Charge……………………………………………….	4.20%	4.40%
Current Charge ………………………………………………………………..	2.90%	3.10%
Guarantee of Principal Death Benefit
Guaranteed Maximum Charge……………………………………….……….	3.95%	4.15%
Current Charge ……………………………………………………….………..	2.65%	2.85%
Account Value Death Benefit
Guaranteed Maximum Charge……………………………………………….	3.90%	4.10%
Current Charge ………………………………………………………………..	2.60%	2.80%

*As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of the Guaranteed Income Benefit. The current annual charge rate for the Guaranteed Income Benefit is 0.95% of Account Value for the single life option and 1.15% of Account Value for the joint life option with a guaranteed maximum charge rate of 2.25% (2.45% joint life option). These charges are added to the i4LIFE® Advantage charges to comprise the total charges reflected. During the Lifetime Income Period, the Guaranteed Income Benefit charge is added to the i4LIFE® Advantage charge rate of 1.65%. See Charges and Deductions.

Examples – The following Example relates to i4LIFE® Advantage Select Guaranteed Income Benefit. It is added to the end of this section and does not replace any of the other Examples in the prospectus:

The following Example is intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include Contractowner transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses. The Example has been calculated using the fees and expenses of the funds prior to the application of any contractual waivers and/or reimbursements.

The Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds and that i4LIFE® Advantage with the EGMDB and i4LIFE® Advantage Select Guaranteed Income Benefit at the guaranteed maximum charge are in effect. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1)	If you surrender your contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$1,298	$2,376	$3,430	$5,715

2)	If you annuitize or do not surrender your contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$598	$1,776	$2,930	$5,715

Charges and Other Deductions – Rider Charges. The following section is added to the Charges and Other Deductions section of the current prospectus, immediately following the i4LIFE® Advantage Guaranteed Income Benefit Charge section:

i4LIFE® Advantage Select Guaranteed Income Benefit Charge.  i4LIFE® Advantage Select Guaranteed Income Benefit is subject to a current annual charge rate of 1.35% (0.3375% quarterly) for the single life option and 1.55% (0.3875% quarterly) for joint life option of the Account Value, which is added to the i4LIFE® Advantage charge for a total current charge rate of the Account Value, computed daily as follows:
	. Single Life Option	Joint Life Option
Enhanced Guaranteed Minimum Death Benefit (EGMDB)	2.90%	3.10%
Guarantee of Principal Death Benefit	2.65%	2.85%
Account Value Death Benefit	2.60%	2.80%

These charge rates replace the Separate Account Annual Expenses for the base contract.

The Guaranteed Income Benefit annual charge rate will not change unless there is an automatic step-up of the Guaranteed Income Benefit during which the Guaranteed Income Benefit is stepped-up to 75% of the current Regular Income Payment. At the time of the step-up, the annual charge rate will change to the current charge rate in effect at that time (if the current charge rate has changed) up to the guaranteed maximum annual charge rate of 2.25% (2.45% joint life option) of the Account Value. If we automatically administer the step-up for you and your charge rate is increased, you may ask us to reverse the step-up by giving us notice within 30 days after the date on which the step-up occurred. If we receive notice of your request to reverse the step-up, on a going forward basis we will decrease the charge rate to the charge rate in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. Future step-ups will continue even after you decline a current step-up. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up.

After the Periodic Income Commencement Date, if the Guaranteed Income Benefit is terminated, the Guaranteed Income Benefit annual charge will also terminate, but the i4LIFE® Advantage charge will continue.

The Contracts – Investment Requirements. The following information is added to the Investment Requirements section of your prospectus immediately following the ‘Investment Requirements for other Living Benefit Riders’ sections. These Investment Requirements do not replace the Investment Requirements for previous versions of Guaranteed Income Benefit, or any other version of Investment Requirements you may be subject to under an existing Living Benefit Rider.

For i4LIFE® Advantage Select Guaranteed Income Benefit riders purchased on or after November 28, 2016 (January 9, 2017 for existing contractowners), you must currently allocate 100% of your Contract Value among the Subaccounts listed below:

American Century VP Balanced Fund	LVIP Dimensional/Vanguard Total Bond Fund
American Funds Managed Risk Asset Allocation Fund	LVIP Global Conservative Allocation Managed Risk Fund
BlackRock Global Allocation V.I. Fund	LVIP Global Growth Allocation Managed Risk Fund
Delaware VIP® Diversified Income Series	LVIP Global Moderate Allocation Managed Risk Fund
Delaware VIP® Limited-Term Diversified Income Series	LVIP PIMCO Low Duration Bond Fund
LVIP American Global Balanced Allocation Managed Risk Fund	LVIP SSGA Bond Index Fund
LVIP American Global Growth Allocation Managed Risk Fund	LVIP SSGA Conservative Index Allocation Fund
LVIP BlackRock Global Allocation V.I. Managed Risk Fund	LVIP SSGA Conservative Structured Allocation Fund
LVIP BlackRock Global Growth ETF Allocation ManagedRisk Fund	LVIP SSGA Global Tactical Allocation Managed Volatility Fund
LVIP BlackRock Inflation Protected Bond Fund	LVIP SSGA Moderate Index Allocation Fund
LVIP BlackRock U.S. Growth ETF Allocation Managed RiskFund	LVIP SSGA Moderate Structured Allocation Fund
LVIP Delaware Bond Fund	LVIP U.S. Growth Allocation Managed Risk Fund
LVIP Delaware Diversified Floating Rate Fund	MFS® Total Return Series

The fixed account is only available for dollar cost averaging.

Living Benefit Riders - Guaranteed Income Benefit with i4LIFE® Advantage.  The following information is added to the Guaranteed Income Benefit with i4LIFE® Advantage section of the prospectus, immediately following the discussion of Guaranteed Income Benefit (Managed Risk) and Guaranteed Income Benefit (version 4):

Select Guaranteed Income Benefit. i4LIFE® Advantage Select Guaranteed Income Benefit will be available for election on new contracts on or after November 28, 2016, and on existing contracts on or after January 9, 2017. i4LIFE® Advantage Guaranteed Income Benefit (version 4) will no longer be available for election unless you are guaranteed the right to elect it under an existing Living Benefit Rider.

The initial Guaranteed Income Benefit will be an amount equal to a specified percentage of your Account Value (or Income Base), based on your age (or the age of the youngest life under a joint life option) at the time the Guaranteed Income Benefit is elected.

The initial Guaranteed Income Benefit percentages applicable to new rider elections is determined in our sole discretion based on current economic factors including interest rates and equity market volatility. Generally, the percentage may increase or decrease based on changes in equity market volatility, prevailing interest rates, or as a result of other economic conditions.  This percentage structure is intended to help us provide the guarantees under the rider. This initial Guaranteed Income Benefit percentage for new rider elections may be higher or lower than the percentage for existing contractowners that have elected the rider, but your Guaranteed Income Benefit percentages will not change as a result.

The initial Guaranteed Income Benefit percentage applicable to new rider elections on or after November 28, 2016 (on or after January 9, 2017 for existing contracts) is set forth in a supplement to this prospectus, called a Rate Sheet. The Rate Sheet indicates the Guaranteed Income Benefit percentage, its effective period, and the date by which your application or rider election form must be signed and dated for a contract to be issued with that rate. The rates may change with each Rate Sheet and may be higher or lower than the rates on the previous Rate Sheet.

At least 10 days before the end of the indicated effective period, the Guaranteed Income Benefit percentage for the next effective period will be disclosed in a new Rate Sheet. In order to get the percentage indicated in a Rate Sheet, your application or rider election form must be signed and dated on or before the last day of the effective period noted in that Rate Sheet. For new contractowners, current Rate Sheets will be included with the prospectus. For existing contractowners, current Rate Sheets will be mailed to you with your quarterly statement. You can also obtain the most current Rate Sheet by contacting your registered representative or online at LincolnFinancial.com.

Impacts to i4LIFE® Advantage Regular Income Payments. Certain restrictions will apply to your contract when you select i4LIFE® Advantage Guaranteed Income Benefit. The restrictions that are specific to i4LIFE® Advantage Select Guaranteed Income Benefit are listed below. Other restrictions listed in your prospectus will continue to apply:
•	A 3% assumed investment return (AIR) will be used to calculate the Regular Income Payments.
•	The minimum Access Period is the longer of 20 years and age 90. We may change this Access Period requirement prior to election of the Guaranteed Income Benefit.

Availability. i4LIFE® Advantage Select Guaranteed Income Benefit will be available for purchase on new contracts on or after November 28, 2016, and on existing contracts on or after January 9, 2017, for both qualified and nonqualified (IRAs and Roth IRAs) annuity contracts. The contractowner must be under age 96 for nonqualified contracts and under age 81 for qualified contracts at the time this rider is elected.

There is no guarantee that i4LIFE® Advantage Select Guaranteed Income Benefit will be available for purchase in the future as we reserve the right to discontinue this benefit at any time.

Please retain this supplement with your prospectus for future reference.